Exhibit 99.1

Biotech Showcase™ 2017 Peter Bloch, CEO www.bioniklabs.com OTCQX:BNKL

Legal Disclaimer This presentation contains forward - looking statements relating to future events or the future financial performance and operations of Bionik . Forward - looking statements, which involve assumptions and describe Bionik’s intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words “may,” “could,” “should,” “will,” “would,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “believe,” “intend,” “project,” “forecast,” the negative of such words and other variations on such words or similar terminology . These forward - looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material . In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Bionik’s public filings, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Bionik and its securities . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this document might not occur . Further information regarding these and other risks, as well as other information about the Company, is described from time to time in the Company’s filings with the SEC, which can be accessed at www . sec . gov . Bionik is not obligated to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . 2

3 Corporate Overview • Founded in 2011 (Toronto) • Primary program exoskeleton assistive technology (ARKE) • Acquired Interactive Motion Technologies (IMT - Boston) April 2016 • IMT: Founded in 1998 by two MIT preeminent leaders in robotics technology • Global pioneer in robotic rehabilitation therapy • Proprietary product portfolio with 3 commercial products with regulatory (FDA) clearance and 4 development programs • Growth strategy focused on commercialization of current products and advancing development product pipeline

4 Bionik Vision and Mission • Build a company with substantial year - over - year revenue growth within five years • Growth achieved both organically through internal development and externally through partnerships, licensing & acquisitions • Differentiation through compelling clinical data to support product marketing & reimbursement To be the leading robotic medical technology company offering complete rehabilitation solutions from hospital to home

5 Bionik Investment Highlights Large and Growing Patient Treatment Indications Emergence of Rehabilitation Robotics Category Advanced Platform Technologies for Upper and Lower Extremity in Market Currently Extensive Clinical Data Supporting Efficacy and Cost Savings Deep Product Pipeline to Leverage Existing Technology Platform

6 This is a Big Opportunity 6 2018 2018 2017 US Units Europe Units ROW Units ANNUAL UNITS Average Selling Price TOTAL ADDRESSABLE ANNUAL MARKET (TAM) InMotion Clinic InMotion Home ARKE Home ARKE Clinic 1,620 1,620 4,860 8,100 225,000 225,000 450,000 900,000 30,000 30,000 60,000 120,000 540 540 1,620 2,700 $125 K $4.5 K $50 K $75 K $1 B $4 B $6 B $200 M 2020 $5 B $11 B + = + =

7 Global Health Problems are Growing Rapidly and Require Technology Solutions • 16M new stroke patients/ year expected to double by 2030 and double again by 2050 • Stroke is growing WW: highest incidence occurring in Asia and Middle East • Rehabilitation robots being adopted to address this human issue – more people requiring care than there are people to care for them • Rehabilitation robots market $43.3M* in 2014 and is expected to grow to $1.8B* by 2020 (includes exoskeletons and active prosthetics) • Growth due to population increase combined with effectiveness of robotic treatment vs conventional treatment* • Increased treatment efficacy and quantifiable outcomes while reducing the total patient utilization cost are requirements for healthcare providers Bionik is well positioned to deliver technology solutions in response to these external trends and emerging market needs *Source: www.researchmoz.us/rehabilitation - robots - active - prostheses - and - exoskeletons - market - shares - strategies - and - forecasts - worldwide - 201 4 - to - 2020 - report ; Wintergreen Research; 2014 - 01 - 08

• Focuses on habitual movement – repetition of a few functional motor skills • Low intensity (25 - 45 movements/session) • Treatment protocols are non - reproducible • Difficult to quantify true recovery versus compensation • Focuses on reducing impairment — neuro plasticity and remapping of pathways • High intensity (>1000 movements/session) • Reproducible to clinical research standards • InMotion EVAL™ evidence based treatment protocols quantifies recovery 8 Interactive Robotic Therapy Improves Outcomes and Reduces Cost = Increased VALUE Conventional Therapy InMotion Interactive Robotic Therapy

9 Upper Extremity Products Commercially Available Today • InMotion ARM™ - Designed to rehabilitate stroke patients with upper body neurological limitations - Evidence based, intelligent, interactive technology capable of continuously adapting to and challenging the patient's ability - Allows the clinician to efficiently deliver personalized intensive sensorimotor therapy • InMotion WRIST™ - Capable of lifting even a severely impaired neurologic patient's hand against gravity, overcoming most forms of hypertonicity - Accommodates the range of motion of a normal wrist in everyday tasks - Can be used by clinicians as a stand - alone treatment option or in addition to the InMotion ARM • InMotion HAND™ - Add - on option to the InMotion ARM and capable of continuously adapting to the needs of each patient — delivering customizable therapy - Provides assist - as - needed grasp and release training with flexible positioning

Product Optimization Pre - Clinical Clinical Key Milestones InMotion AHW V2 • Commercial l aunch Q2 2017 InMotion ANKLEBOT™ • File FDA Clearance Q3’ 17 • Launch Q1 `18 ARKE™ • Complete 2.1 clinical testing Q1 ’17; 2.5 Q1 ‘18 InMotion LIGHT • Commercial l aunch 2018 Gait Trainer • Advance development in 2017 10 Development - Stage Product Portfolio Addressing Upper and Lower Body

11 Lower Body Development - Stage Product Pipeline • ARKE Lower Body Exoskeleton - Lower body exoskeleton designed to allow paraplegics and other wheelchair bound individuals to walk and rehabilitate - Addresses significant unmet need in rehabilitation and mobility with potential to address many secondary illnesses including a reduction in bone density loss, pressure sores, and urinary tract infections • InMotion ANKLEBOT - Exoskeletal robotic system using the same design principles in upper extremity rehabilitation - Currently available in multiple clinics for research in the U.S. • Gait Trainer - New product candidate for gait in development by Hermano Igo Krebs

12 InMotion Products – Evidence Based and Clinically Proven • Outcomes demonstrate clinical and economically significant results compared to conventional therapy • Extensive pool of research supports the clinical efficacy • Over 200 published papers reviewing use in scientific journals • Over 1000 patients have been studied in clinical trials at academic and clinical sites • Studies meet highest standard of scientific rigor – independent, randomized, controlled trial “ An Economic Analysis of Robot - Assisted Therapy for Long - Term Upper - Limb Impairment After Stroke” Todd Wagner, Journal of the Am erican Heart Association , Vol. 42 No. 9 September 2011 Economic Validation: Integrated Care Models • Department of Defense Veteran Affairs Healthcare System ▪ Multiple randomized controlled clinical trial – “VA Robotics” • 25% reduction in healthcare expenses at 36 weeks • Strong proof point for widespread clinical adoption as domestic healthcare reform is shifting from fee - for - service to bundled payment models

13 RATULS Trial – Expected to Positively Impact Reimbursement and Market Expansion • Landmark study: Largest study ever conducted with robotics for rehabilitation • Three arm randomised controlled trial designed to determine whether robot assisted training improves upper limb function post stroke using InMotion therapy products compared to enhance upper limb therapy or conventional therapy • 720 subjects across four study centres in United Kingdom • Primary outcome: - Upper limb function measured by the Action Research Arm Test (ARAT) at 3 months • Secondary outcomes • Upper limb impairment ( Fugl - Meyer Test) • Activities of daily living ( Barthel ADL Index) • Quality of life (Stroke Impact Scale, EQ - 5D - 5L) • Adverse events including upper limb pain (numerical rating scale) • Measured at 3 and 6 months • Data to be reported in 2018 R obot A ssisted T raining for the U pper L imb after S troke

14 The InMotion Advantage • InMotion technology assists the healthcare provider to: - Deliver progressive “assist - as - needed” individualized treatment plans - Deliver precisely reproducible and measureable treatment protocols - Treat multiple patients at the same time • Powerful clinical evaluation tool, also suitable for advanced clinical research applications – Biomarker for stroke* Source:”Robotic Measurement of Arm Movements After Stroke Establishes Biomarkers of Motor Recovery.” Stroke journal of AHA

15 Stroke Treatment Guidelines Recommend Robot Assisted Therapy – Based on InMotion Clinical Data • By referencing clinical trials using InMotion robots, the American Heart Association (AHA) Stroke division assigned the highest possible level of recommendation for the use of robot assisted therapy for upper extremity motor rehabilitation of severe to moderate stroke patients in the outpatient and chronic care settings (Class 1a) • 2010 Department of Veterans Affairs stroke rehabilitation guidelines recommend robot assisted therapy for upper extremity motor rehabilitation: - “Robot assisted movement therapy used as an adjunct to conventional therapy in patients with deficits in arm function to improve motor skill at the joints trained” • 2013 Strategic Plan: Objective - “Develop and implement robot - assisted interventions as standard clinical practice for patients who have suffered neurological injury due to conditions such as stroke, spinal cord injury or multiple sclerosis” Source: American Heart Association Scientific Statement Published in Stroke Miller et al. (2010); 41:2402 - 2448 Dept. of Veterans Affairs and Dept. of Defense, Management of Stroke Rehabilitation Working Group. “VA/ DoD Clinical Practice Guideline for the Management of Stroke Rehabilitation, Guideline Summary.” Washington, D.C.: Government Pri nt ing Office, October (2010) Vers . 2.0, p. 37 URL: http://www.healthquality.va.gov . VA Research and Development Strategic Plan: 2009 - 2014

Rehab Institute of Michigan Detroit, Michigan Frazier Rehabilitation Institute Louisville, Kentucky Baptist Medical System Memphis, Tennessee Texas State University San Marcos, Texas Cleveland Clinic Cleveland, Ohio Rancho Los Amigos Los Angeles, California VA Healthcare System Baltimore, Maryland Feinstein Institute North Shore Long Island Health System New York, New York Braintree Rehabilitation Hospital Braintree, Massachusetts Riley Children ’ s Hospital Indianapolis, Indiana Burke Rehabilitation Center White Plains, New York New York Presbyterian Hospital New York, New York Miami Baptist Hospital Miami, Florida Kernan Hospital University of Maryland Baltimore, Maryland Sister Kenny Institute Minneapolis, Minnesota Cardinal Hill Hospital Louisville, Kentucky Harvard University Cambridge, Massachusetts John Hopkins University Baltimore, Maryland 16 US Installations and High Profile Customers and Partnerships

17 Over 250 Robotic Systems Installed Worldwide Cardinal Santos Medical Center Philippines Rede de Reabilitação Lucy Montoro Hospital Brazil Australian NeuroRehabilitation Institute Australia McGill University Canada Fondazione Salvatore Maugeri Italy Guttman Institute Spain Queen Elizabeth Hospital Hong Kong Chonbuk National University Hospital South Korea Chungnam National University Hospital South Korea MyungJi Choon Hye Hospital South Korea Oulu Hospital Finland University of Rome Sapienza Italy Bambino Gesu Hospital Italy Schön Klinik Hospital Germany Northumbria Healthcare NHS Trust with Newcastle University UK Chang Gung University Taiwan Clinque Les Trois Soleils France Nanakuri Sanitorium Japan

18 Bionik - Unique Market Position Versus Competition Hocoma Cyberdyne ReWal k Ekso Indigo Myomo Commercial strategies to expand access UK Study (2018) Bionik Bionik RehaTe k Access • Leveraging Clinical Data • Innovative Revenue Models • Home Expansion • S&M Infrastructure • International Distribution • Development and Distribution Partners • Customer Support and Services Outcomes (Clinical Data)

19 Growth Strategy • Building sales and distribution channels • Building new revenue models • Securing strategic investors and partners in key markets • Building pipeline organically and through licensing/acquisitions • Leveraging MIT relationships to expand product portfolio Expanded and Focused Development Programs MIT Technology In - House R&D Strategic Partners Licensing / Acquisitions University Networks

20 • Peter Bloch, CPA, CA – Chief Executive Officer • Over 25 years of executive management experience with proven track record of building public and private technology companies . Former CFO and joint Interim CEO of Sanofi Canada, CFO of Intellivax , Gennum TSX:GNM (n/k/a Semtech NASDAQ:SMTC), Just Energy (NYSE/TSX:JE); and Founder of Tribute Pharmaceuticals • Hermano Igo Krebs, Ph.D., M.S. – Chief Science Officer • Pioneer in the design, development, clinical use and research of robots used to administer rehabilitation therapy to patients wi th neurological injury. Principal Research Scientist and Lecturer at the Massachusetts Institute of Technology • Tim McCarthy – Chief Commercialization Officer • Experienced commercial leader in medical and healthcare technology. Top - producing and results - oriented leader with 20+ years of accomplishments in developing commercial strategies for medical technology companies, building world class global organizatio ns and growing multimillion - dollar revenues • Michal Prywata – Co - Founder and Chief Operating Officer • Biomedical engineering experience with a track record of winning technology showcases and developing technologies that addres s significant and untapped markets • Jules Fried – VP, U.S. Operations • Serial entrepreneur, having built and led a two - time Inc. 500 capital equipment manufacturer as a founding management team member. Founder and member of the Board of Directors of First Commons Bank. Former partner in the law firm of McDermott, Will & Emery • Leslie N. Markow, CPA, CA, CPA (Illinois) C.Dir – Chief Financial Officer • Over 25 years of finance/accounting leadership experience. Former CFO of SunOpta (NASDAQ: STKL) Management Team

21 Board of Directors • Dr. Robert Hariri • Independent Director • Chairman, Founder, Chief Scientific Officer, and former Chief Executive Officer of Celgene Cellular Therapeutics; Board member of Myos Corporation and Provista Diagnostics • Marc Mathieu • Independent Director • Chief Marketing Officer of Samsung North America; Former Senior Vice President of Global Marketing at Unilever; Chairman and Co - Founder of We&Co • Peter Bloch, CPA, CA • Chairman and Chief Executive Officer • Hermano Krebs, Ph.D., M.S. • Chief Science Officer • Michal Prywata • Co - Founder and Chief Operating Officer Key Advisor • Neville Hogan, Ph.D., M.S, M.E. • Sun Jae Professor of Mechanical Engineering, Professor of Brain and Cognitive Sciences, and Director of the Newman Laboratory for Biomechanics and Human Rehabilitation at MIT Board and Advisors Strengthen Capabilities

22 Financial Snapshot - OTCQX: BNKL Stock Ticker Symbol OTCQX: BNKL Market Capitalization as of January 6, 2017 $72.3 M Shares Outstanding* 96.4 M Warrants at exercise price of $1.40 16.4 M Warrants at exercise price of $0.80 1.2 M Cash as of September 30, 2016 $1.7 M Amount received in grants to date $2.5 M *Includes exchangeable shares

Advance development products through to commercialization 23 Focus on revenue generation and market expansion Launch of AHW Version 2 InMotion product line Uplist to National Exchange Execution of Near - Term Priorities Expected to Drive Value Funding through strategic investors/partners in key markets Further expand product portfolio through acquisitions/licensing

24 Investment Summary • Proprietary robotics product line focused on stroke rehabilitation and mobility solutions • Company well positioned to lead emerging markets with technology solutions addressing $11 billion addressable market • Product launch of next generation upper body commercial product line planned in Q2 2017 expected to drive revenue growth • Compelling clinical data expected to significantly differentiate product portfolio and support marketing and reimbursement • Robust business development strategy to propel Bionik to next phase of growth

25 Pioneering global medical device and robotics company focused on providing rehabilitation solutions to individuals with neurological disorders www.bioniklabs.com OTCQX:BNKL